                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                   HORIZON PHARMACIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            HORIZON PHARMACIES, INC.
                               531 W. MAIN STREET
                              DENISON, TEXAS 75020

May 15, 2000

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of HORIZON Pharmacies, Inc. to be held on June 26, 2000, at 9:00 a.m., Central Daylight Time, at the Tanglewood Resort located on Lake Texoma, Pottsboro, Texas. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting, a Form of Proxy for use in voting at the meeting and an Annual Report for HORIZON Pharmacies, Inc.

    At the Annual Meeting, you will be asked (i) to elect two directors of the Company; (ii) to approve and ratify the HORIZON Pharmacies, Inc. 2000 Stock Option Plan; (iii) to approve and ratify the HORIZON Pharmacies, Inc. Employee Stock Purchase Plan; (iv) to ratify the selection of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending December 31, 2000; and (v) to act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your shares be represented at the meeting.

                                          Very truly yours,
                                          Ricky D. McCord
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             YOUR VOTE IS IMPORTANT
All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy as promptly as possible. Returning your Proxy will help the Company assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person even if he or she has returned the Proxy.

                            HORIZON PHARMACIES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 2000

    PLEASE TAKE NOTICE THAT the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of HORIZON Pharmacies, Inc., a Delaware corporation (the "Company"), will take place at the Tanglewood Resort located on Lake Texoma, Pottsboro, Texas on June 26, 2000, at 9:00 a.m., Central Daylight Time, for considering and acting upon the following matters:

    (1) The election of two (2) persons to serve as Class III directors;

    (2) The approval and ratification of the HORIZON Pharmacies, Inc. 2000 Stock Option Plan;

    (3) The approval and ratification of the HORIZON Pharmacies, Inc. Employee Stock Purchase Plan; and

    (4) The ratification of the selection of Ernst & Young LLP as independent auditors.

    The Board of Directors (the "Board") has fixed the close of business on May 9, 2000 as the record date for determining the holders of the voting common stock entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices in Denison, Texas by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for the ten days preceding the Annual Meeting.

    To ensure the presence of a quorum at the meeting, please sign and promptly return the enclosed Proxy in the accompanying self-addressed envelope, which requires no postage if mailed in the United States. You may revoke your Proxy at any time before the shares to which it relates are voted at the Annual Meeting.

                                          By Order of the Board of Directors,
                                          Charlie K. Herr
                                          SECRETARY

Denison, Texas
May 15, 2000

                            HORIZON PHARMACIES, INC.
                               531 W. MAIN STREET
                              DENISON, TEXAS 75020
                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 2000
                            SOLICITATION OF PROXIES

SOLICITATION

    Horizon Pharmacies, Inc. is furnishing this Proxy Statement to solicit the proxies of our stockholders for use at the Annual Meeting of Stockholders to take place at the Tanglewood Resort located on Lake Texoma, Pottsboro, Texas on Monday, June 26, 2000, at 9:00 a.m., Central Daylight Time, or at any adjournment or postponement thereof. We may also use the services of the Company's directors, officers and employees to solicit proxies personally or by telephone.

MAILING OF PROXY STATEMENT AND PROXY CARD

    We will mail this Proxy Statement and the accompanying Proxy to stockholders on or about May 15, 2000.

REVOCATION OF PROXY

    Any stockholder who gives his or her Proxy may revoke it any time before it is exercised by (a) notifying the Company's Secretary, Charlie K. Herr, by fax or in writing; (b) signing and submitting a later-dated Proxy; or (c) voting in person at the Annual Meeting. The persons named on the Proxy will vote the proxies at the Annual Meeting if the Proxy is received in time and is not revoked prior to the Annual Meeting.

STOCKHOLDER PROPOSALS

    In order for a stockholder proposal to be included in the proxy materials for the next Annual Meeting of Stockholders, such proposal must be delivered to the Company's Secretary no later than January 17, 2001. Pursuant to Rule 14a-4(c)(1) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's Board of Directors will have discretionary authority to vote on any matter of which the Company does not receive notice by April 1, 2001, with respect to proxies submitted to the 2001 Annual Meeting of Stockholders. If the Company first receives notice of such matter after April 1, 2001, the Board of Directors may exercise discretionary voting authority with respect to any such matter, without including any discussion of the matter in the proxy statement for the 2001 annual meeting.

EXPENSES OF SOLICITATION AND REIMBURSEMENT OF NOMINEES

    The Company will bear all costs of preparing, printing, assembling and mailing this Proxy Statement and the Proxy, and all of the costs of the solicitation of proxies. The Company will reimburse any bank, broker-dealer or other custodian, nominee or fiduciary for its reasonable expenses incurred in completing the mailing of proxy materials to the beneficial owners of the Company's common stock, par value $0.01 per share ("Common Stock").

VOTING RIGHTS AND PROCEDURE

    Only the record holders of shares of the Common Stock as of the close of business on May 9, 2000, the Record Date for the Annual Meeting, will have the right to vote at the Annual Meeting. As of the close of business on the Record Date, 5,936,363 shares of Common Stock were issued and outstanding (excluding 6,081 shares of Common Stock held as treasury stock). All shares of Common Stock are entitled to one vote and may vote on all matters coming before the Annual Meeting. Stockholders have no cumulative voting rights. A majority of all of the outstanding shares of Common Stock entitled to vote at the meeting, represented in person or by proxy, will constitute a quorum for the meeting.

    The chairman of the meeting or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present; provided, that if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Annual Meeting. The persons named on the Proxy intend to vote in favor of any motion to adjourn the Annual Meeting to a subsequent day if, prior to the Annual Meeting, such persons have not received sufficient proxies to approve the proposals described in this Proxy Statement. If such a motion is approved but sufficient proxies are not received by the time set for the resumption of the Annual Meeting, this process will be repeated until sufficient proxies to vote in favor of the proposals to be presented to the stockholders at the Annual Meeting have been received or it appears that sufficient proxies will not be received.

    Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee attending the Annual Meeting in person or submitting a Proxy does not have discretionary authority and has not received voting instructions with respect to a particular item.

                                  PROPOSAL ONE
                        ELECTION OF CLASS III DIRECTORS

GENERAL

    The Board of Directors proposes the election of two Class III directors. Each of the Class III nominees, if elected, will hold office for a term of three years ending at the Company's annual meeting of stockholders in 2003 and until the stockholders elect their qualified successors. Messrs. McCord and Herr, the Nominees, each currently serve as directors. If any of the Nominees become unable or unwilling to accept the election or to serve as a director (which the Board of Directors does not anticipate), the persons named in the Proxy will vote for the election of the person(s) recommended by the Board of Directors.

    The Company's Certificate of Incorporation and Bylaws provide that the Board of Directors will be divided into three classes, with each class consisting (as nearly as possible) of one-third of the whole. The term of office of one class of directors expires each year, with each class of directors being elected for a term of three years and until the Company's stockholders elect their qualified successors. The Bylaws further provide that the Board of Directors may fix the number of directors that shall constitute the whole Board. Currently, the number of directors is set at seven.

REQUIRED VOTE AND RECOMMENDATION

    The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of each of the Nominees.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE TWO NOMINEES FOR ELECTION AS A CLASS III DIRECTOR.

                                   DIRECTORS

    The following table sets forth certain information regarding each Nominee for election as a director at the Annual Meeting and the other directors of the Company.

                                                                                         DIRECTOR'S
NAME OF NOMINEE                              AGE                    TITLE                TERM ENDING
---------------                            --------   ---------------------------------  -----------
Ricky D. McCord..........................        45   President, Chief Executive            2000
                                                      Officer and Director
Charlie K. Herr..........................        60   Secretary, Senior Vice President      2000
                                                      and Director

    RICKY D. MCCORD has served as HORIZON's President and Chief Executive Officer and a director since the Company's inception. Mr. McCord, who has been a licensed pharmacist in the State of Texas since 1977, was employed by True Quality Pharmacies, Inc., from 1977 through 1993. During such time, Mr. McCord served as pharmacist and store manager from 1977 to 1981, as district manager from 1982 to 1992, and as a director from 1980 through 1990.

    CHARLIE K. HERR has served as HORIZON's Southern Regional Manager and a director since the Company's inception and as the Company's Secretary since June, 1999. Mr. Herr has been a practicing pharmacist since 1963, serving as Pharmacist in Charge for True Quality Pharmacies, Inc. from

July 1969 to February 1994. Mr. Herr is licensed to practice in Colorado, Kansas, Missouri, New Mexico, Oklahoma, Texas, Virginia and Montana.

                                                                          DIRECTOR'S
NAME OF DIRECTOR                                      AGE       TITLE     TERM ENDING
----------------                                    --------   --------   -----------
Michael F. Loy....................................        49   Director   June 2002
Robert D. Mueller.................................        42   Director   June 2002
John N. Stogner...................................        56   Director   June 2001
Philip H. Yeilding................................        39   Director   June 2001
Herbert J. Fleming................................        54   Director   June 2001

    MICHAEL F. LOY has served as a director of the Company since June 1998. He has also served as managing partner of Mike Loy & Company, a firm of certified public accountants located in Pittsburg, Kansas, since 1973. Since 1994, Mr. Loy has also served as president of Ag Service Centers, L.L.C. Mr. Loy has also been a director and shareholder of Southeast Kansas Bankshares since 1989.

    ROBERT D. MUELLER has served as HORIZON's Western Regional Manager since inception, as Chief Operating Officer from March 1999 until April 2000, as President of HorizonScripts.com, Inc., a wholly-owned subsidiary of the Company, since April 2000 and as a director since 1997. Mr. Mueller has been a practicing pharmacist since 1980, and is licensed in New Mexico, Oklahoma and Texas. Mr. Mueller served as Pharmacy Manager of True Quality Pharmacies, Inc. from August 1983 through August 1996, and as Staff Pharmacist for Eastland Memorial Hospital from September 1994 to August 1996.

    JOHN N. STOGNER has served as the Company's Chief Financial Officer since March 1998 and a director since March 1999. From February 1997 to February 1998 he was a consultant to Nations Personnel, Inc. From March 1995 to February 1997 he was a consultant to Crest Outsourcing, Inc.

    PHILIP H. YEILDING has served as a director since 1997. He is a board certified physician's assistant. He has served as a physician's assistant and a director of the Wilson and Jones Health Center since January 1995. From August 1991 through December 1994, Mr. Yeilding was employed by the Farmersville Medical Center; from October 1989 to August 1991 he was employed by the Mitchell Family Care Center; and from October 1989 to August 1998 he was employed by the McKellar Clinic, servicing as a physician's assistant for each center and as a director of the Farmersville Medical Center.

    HERBERT J. FLEMING was appointed to the Board of Directors in September 1999. Mr. Fleming served as President of Oneita Industries, Inc. from December 1984 until April 1996. He has also served as President of Northfield Trading Co. Inc. from September 1997 until present.

COMPENSATION OF DIRECTORS

    During the last fiscal year, the Company paid non-employee directors $1,000 for every meeting of the Board of Directors attended, plus reimbursement of all ordinary and necessary expenses incurred in attending any such meeting. The Company does not pay directors who are also officers or employees of the Company for their services as director. The HORIZON Pharmacies, Inc. 1997 Stock Option Plan, 1998 Stock Option Plan and 1999 Stock Option Plan provide for the grant of 10-year, non-qualified or incentive stock options to employees, employee-directors and non-employee directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Company's Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee.

    AUDIT COMMITTEE. The Audit Committee recommends annually to the Board of Directors an accounting firm to serve as the Company's independent public auditors, consults with the Company's independent auditors and with personnel from the financial staff with respect to corporate accounting, reporting and internal control practices, and reviews and approves transactions with parties affiliated with the Company. The current members of the Audit Committee are Messrs. Loy, Fleming and Yeilding. Mr. Loy is the Chairman of the committee. The Audit Committee met one time during 1999.

    COMPENSATION COMMITTEE. The Compensation Committee approves annual salary, bonus and stock option levels for executive officers, oversees administration of the Company's employment agreements and administers the Company's 401(k) Plan and its stock option plans. The current members of the Compensation Committee are Messrs. Loy, Fleming, and Yeilding. Mr. Loy is the Chairman of the committee. The Compensation Committee met two times during 1999.

    EXECUTIVE COMMITTEE. The Executive Committee approves acquisitions, strategic planning and funding. The current members of the Executive Committee are Messrs. Herr, McCord, Mueller and Stogner. The Executive Committee met twelve times during 1999.

    MEETINGS OF THE BOARD OF DIRECTORS. The Board of Directors held seven meetings during 1999. Each director attended at least 75% of the meetings held by the Board of Directors and by committees of the Board on which he served.

                               EXECUTIVE OFFICERS

    The following table sets forth certain information regarding the Executive Officers of the Company.

NAME                                               AGE               TITLE
----                                             --------   -----------------------
Philip D. Stone, R.Ph..........................        59   Chief Operating Officer

    PHILIP D. STONE was elected as Chief Operating Officer of the Company in April 2000. Mr. Stone has been a licensed pharmacist since 1967 and is licensed in Arkansas, Florida, Georgia, Kansas, Maryland, Missouri, New Hampshire, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, Tennessee, Vermont, Virginia, and West Virginia. Mr. Stone served as Director of Pharmacy Development for Harp's Food Stores from 1999 to April 2000. He also served as Director of Pharmacy for Valu Merchandisers from 1995 to 1999. From 1973 to 1995, Mr. Stone was employed by Rite Aid Corporation and served on the executive management team as Director of Pharmacy Personnel from 1984 to 1995.

    The Executive Officers were elected by the Board of Directors of the Company to serve in the capacity set forth in this Proxy Statement until the next annual meeting of the Board of Directors, or until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation or removal from office. Biographical information on Messrs. McCord, Herr, Mueller and Stogner is set forth previously in this Proxy Statement.

EXECUTIVE COMPENSATION AND OTHER MATTERS

    The following table sets forth certain information for the fiscal years ended December 31, 1997, 1998 and 1999, concerning the cash and non-cash compensation earned by, or awarded to, the President and Chief Executive Officer of the Company and each of the other three most highly compensated Executive Officers of the Company whose aggregate remuneration for services rendered to the Company during the year ended December 31, 1999 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM
                                                                                             COMPENSATION AWARDS
                                                             ANNUAL                         ---------------------
                                                          COMPENSATION       OTHER ANNUAL   SECURITIES UNDERLYING
                                                       -------------------   COMPENSATION    OPTIONS GRANTED IN
NAME AND PRINCIPAL POSITION                   YEAR      SALARY    BONUS($)      ($)(1)           FISCAL YEAR
---------------------------                 --------   --------   --------   ------------   ---------------------
Ricky D. McCord...........................    1999     164,103    116,000           0               91,925
  Chairman and President                      1998     133,333     30,000           0               67,500
  And Chief Executive Officer                 1997      94,362     21,000           0               86,742

John N. Stogner...........................    1999     140,000     40,000           0               86,925
  Chief Financial Officer and Treasurer       1998      87,995     10,000           0               65,000

Charlie K. Herr...........................    1999     127,575    109,255           0               81,925
  Senior Vice President and                   1998     108,353     24,380           0               57,500
  Secretary                                   1997      75,187     17,252           0               71,508

Robert D. Mueller.........................    1999     134,498    139,255           0               86,925
  Chief Operating Officer                     1998     108,353     24,380           0               57,500
                                              1997      75,399     17,252           0               68,187

------------------------

(1) None of the Named Executive Officers received any prequisites or other personal benefits in 1997, 1998 or 1999 that in the aggregate exceeded the lesser of $50,000 or 10% of such Named Executive Officer's salary and bonus of such year.

    The following table provides information concerning options to purchase Common Stock granted to the Named Executive Officers in the fiscal year ended December 31, 1999. No stock appreciation rights were granted in the fiscal year ended December 31, 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                          NUMBER OF      % OF TOTAL                                   GRANT
                                           SHARES          OPTIONS                                     DATE
                                         UNDERLYING      GRANTED TO      EXERCISE OR                 PRESENT
                                           OPTIONS      EMPLOYEES IN      BASE PRICE    EXPIRATION    VALUE
NAME                                     GRANTED (#)   FISCAL YEAR (%)   ($/SHARE)(1)      DATE       ($)(2)
----                                     -----------   ---------------   ------------   ----------   --------
Charlie K. Herr........................   81,925(3)         15.0              5.63       06/28/09      9.55

Ricky D. McCord........................   91,925(3)         16.9              5.63       06/28/09      9.55

Robert D. Mueller......................   86,925(3)         16.0              5.63       06/28/09      9.55

John N. Stogner........................   86,925(3)         16.0              5.63       06/28/09      9.55

------------------------

(1) The exercise price is the market price on the date of grant.

(2) The grant date present value was determined by using the Black-Scholes option pricing model, as adapted for use in valuing stock options. The estimated values under the Black-Scholes model are based on assumptions as to certain variables. Expected stock price volatility is assumed to be 83.3% and the risk-free rate of return is assumed to be 5.78% for the options shown in the table. The exercise date for the options is assumed to be the fifth anniversary of the date of grant, and dividend yield is assumed to be zero. The actual value, if any, a Named Executive Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance that the value realized by a Named Executive Officer will be at or near the value estimated by the Black-Scholes model reflected in the table.

(3) Options were granted June 28, 1999 pursuant to the HORIZON Pharmacies, Inc. 1999 Stock Option Plan (the "1999 Plan") and each option becomes exercisable with respect to one-third of the shares of Common Stock underlying the option on each of the first three anniversary dates of the grant of the options. The 1999 Plan allows for the payment of the exercise price of an option with shares of Common Stock, upon the approval of the Compensation Committee. In addition, the 1999 Plan permits an optionee under certain circumstances to cause the Company to withhold shares issued upon the exercise of an option granted under that plan in payment of the taxes due upon the exercise of such option.

    The following table shows information regarding stock options exercised during the last fiscal year by the Named Executive Officers, and the estimated value of unexercised options held by such persons at December 31, 1999.

      AGGREGATED OPTION EXERCISES IN 1999 AND 1999 YEAR-END OPTION VALUES

                                                                       NUMBER OF SHARES
                                                                          UNDERLYING               VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS AT        IN THE MONEY OPTIONS AT
                                                                       DECEMBER 31, 1999         DECEMBER 31, 1999 ($)(1)
                           SHARES ACQUIRED                        ---------------------------   ---------------------------
NAME                       ON EXERCISE (#)   VALUE REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       ---------------   ------------------   -----------   -------------   -----------   -------------
Charlie K. Herr..........         0                 N/A              75,674        120,258          N/A            N/A
Ricky D. McCord..........         0                 N/A              94,242        136,925          N/A            N/A
Robert D. Mueller........         0                 N/A              72,354        125,258          N/A            N/A
John N. Stogner..........         0                 N/A              41,667        110,258          N/A            N/A

------------------------

(1) Based on the difference between $2.63, the closing price of the Common Stock on the American Stock Exchange on December 31, 1999, and the exercise price per share.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    EMPLOYMENT AGREEMENTS

    The Company is a party to employment agreements with each of Messrs. Herr, McCord, Mueller and Stogner. The agreements of Messrs. Herr, McCord, Mueller and Stogner each extend through July 1, 2002. The Company may terminate each of the agreements without cause by giving the employee 90 days' written notice. Under the respective agreements Mr. McCord receives an annual salary of $200,000 and an annual bonus of $80,000; Messrs. Mueller and Stogner each receive an annual salary of $165,000 and an annual bonus of $66,000 and Mr. Herr receives an annual salary of $150,000 and an annual bonus of $60,000. For a period of two years following the termination of an employee, the employee is prohibited from engaging in or assisting in any business which is identical, competitive with or comparable to, the Company's business within any area in which the employee rendered services to the Company. Each agreement also includes a confidentiality clause which prohibits the employee, subsequent to termination of employment, from disclosing to third parties proprietary information relating to the Company. A state court charged with enforcing any of the referenced employment agreements may determine that such non-competition provisions are not enforceable in whole or in part.

    CHANGE-IN-CONTROL ARRANGEMENTS

    The Company knows of no arrangements (including the pledge by any person of securities of the Company), the operation of which may result at a subsequent date in a change in control of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The following report of the Compensation Committee describes the Committee's compensation policies with regard to the Company's executive officers, including the Chief Executive Officer, for 1999, including the specific relationship of corporate performance to executive compensation. As described above under "Committees and Meetings of the Board of Directors," the Compensation Committee's functions include reviewing and making recommendations to the Board of Directors concerning the base salary, annual incentive bonus awards and other compensation awards to the Company's Chief Executive Officer and other executive officers. The Compensation Committee is composed of three non-employee directors.

    In 1999, the Company's executive compensation program consisted of base salary, cash bonuses and incentive compensation in the form of stock options. The Compensation Committee anticipates that stock options will continue to form a part of the Company's overall executive compensation program and that incentive cash compensation will be used to reward exceptional performance.

    The Compensation Committee reviews all aspects of the Company's compensation program annually and consults with management with regard to executive compensation plans and practices. The specific objectives of the Compensation Committee are to:

    - provide compensation that will attract and retain superior talent;

    - align each executive officer's financial interests with the success of the Company;

    - facilitate the achievement of the Company's strategic operating objectives; and

    - reward executive officers for successful Company and individual performance.

    The factors considered by the Compensation Committee in establishing executive officer cash compensation and stock option grants in 1999 included:

    - an assessment of the level of compensation required to attract and/or retain the executive officer:

    - the responsibilities of the executive officer;

    - the individual's performance;

    - the financial results of the Company for the preceding year; and

    - the compensation practices of other corporations that are similarly situated with the Company.

    The Compensation Committee did not apply any formula based upon specific performance measures in 1999. In determining annual compensation, the same standards are applied to the Chief Executive Officer as to the other executive officers.

    The Compensation Committee of the Board of Directors is:

          Michael F. Loy (Chairman),
        Philip H. Yeilding, and
        Herbert J. Fleming.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Loy, Yeilding and Fleming served on the Compensation Committee during 1999 and during such time none had any relationship with the Company requiring disclosure under this heading.

                               PERFORMANCE GRAPH

    Set forth below is a graph comparing total stockholder return on the Company's Common Stock, the Russell 2000 Index and a Custom Composite Index that includes a group of four stocks of the Company's peers, including Drug
Emporium Inc., Duane Reade Inc. (since the second quarter of 1998), Pharmhouse Corp. (through the fourth quarter of 1998) and Phar-Mor Inc. The graph illustrates total stockholder return on $100 invested on July 9, 1997 (the first trading day following the initial public offering of the Company's Common Stock), through December 31, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   CUSTOM COMPOSITE INDEX
           HORIZON PHARMACIES, INC.  RUSSELL 2000        (4 STOCKS)
9-Jul-97                        100           100                     100
31-Dec-97                       319           111                     111
30-Jun-98                       435           117                     141
31-Dec-98                       326           108                     164
30-Jun-99                       176           118                     134
31-Dec-99                        79           131                     113

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership as of the Record Date, of the Company's Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of the shares of Common Stock outstanding; (ii) each director; (iii) each Named Executive Officer; and (iv) directors and executive officers of the Company as a group. Unless otherwise indicated, to the Company's knowledge, each person has sole voting and dispositive power over the shares indicated as owned by such person. Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company.

                                                               NUMBER OF     PERCENTAGE OF SHARES
NAME                                                          SHARES OWNED   BENEFICIALLY OWNED(1)
----                                                          ------------   ---------------------
Gintel Asset Management, Inc................................     910,000(2)            15.3%
  6 Greenwich Office Park
  Greenwich, CT 06831
Ricky D. McCord, R.Ph.......................................     495,072(3)             8.1%
Charlie K. Herr, R.Ph.......................................     454,168(4)             7.5%
Robert D. Mueller, R.Ph.....................................     164,636(5)             2.7%
John N. Stogner.............................................      77,165(6)             1.3%
Michael F. Loy..............................................      13,533(7)               *
Philip H. Yeilding..........................................      10,099(8)               *
Herbert J. Fleming..........................................       4,333(7)               *
Directors and executive officers as a group (seven
  persons)..................................................   1,219,006(9)            20.1%

------------------------

*   Less than one percent.

(1) Based on 5,936,363 shares of Common Stock outstanding on the Record Date.

(2) Based on information set forth in the Amendment to Schedule 13G, dated February 10, 2000, filed with the SEC on February 14, 2000 by Gintel Asset Management, Inc.

(3) Includes 147,384 shares of Common Stock that may be acquired upon the exercise of options within the next 60 days and 1,359 shares of Common Stock held indirectly through the Company's 401(k) Plan.

(4) Includes 122,149 shares of Common Stock that may be acquired upon the exercise of options within the next 60 days and 1,161 shares of Common Stock held indirectly through the Company's 401(k) Plan.

(5) Includes 107,162 shares of Common Stock that may be acquired upon the exercise of options within the next 60 days and 1,348 shares of Common Stock held indirectly through the Company's 401(k) Plan.

(6) Includes 70,642 shares of Common Stock that may be acquired upon the exercise of options within the next 60 days and 1,423 shares of Common Stock held indirectly through the Company's 401(k) Plan.

(7) Includes 3,333 shares of Common Stock that may be acquired upon the exercises of options within the next 60 days.

(8) Includes 4,833 shares of Common Stock that may be acquired upon the exercise of options within the next 60 days.

(9) Includes 458,836 shares that may be acquired upon the exercise of options within the next 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has adopted a policy that all transactions between it and related parties are subject to approval by a majority of all disinterested directors and must be on terms no less favorable than those that could be obtained from unrelated third parties.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based upon a review of the original and amended Forms 3 and 4 furnished to the Company during 1999, the Company knows of the following failures to file reports required by Section 16(a) of the Exchange Act on a timely basis: Mr. McCord failed to timely file a Form 5 for 1999; Mr. Mueller failed to timely file a Form 5 for 1999; Mr. Stogner failed to timely file a Form 4 in 1998 for the months of April, August and November and failed to timely file a Form 5 for both 1998 and 1999; Mr. Loy failed to timely file a Form 4 in 1998 for the months of August and September; Mr. Herr failed to timely file a Form 5 for 1999; Mr. Fleming failed to timely file a Form 3 within 10 days of becoming a director in September 1999 and failed to timely file a Form 5 for 1999; and Mr. Yeilding failed to timely file a Form 5 for 1999.

                                  PROPOSAL TWO

                  RATIFICATION OF THE HORIZON PHARMACIES, INC.
                             2000 STOCK OPTION PLAN

GENERAL

    The Board of Directors of Horizon Pharmacies, Inc. approved the Horizon Pharmacies, Inc. 2000 Stock Option Plan (the "2000 Plan") effective July 1, 2000, subject to approval of the stockholders of Horizon Pharmacies, Inc. The 2000 Plan is an unfunded plan which provides for the granting of stock options ("Options") to directors and employees of the Company and its subsidiaries and other individuals that perform services for the Company and its subsidiaries. The Board believes that the 2000 Plan strengthens the Company's ability to attract, retain, and reward high-quality executives, employees, and other persons who provide services to the Company and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Company and strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

    The following is a summary of the principal features of the proposed 2000 Plan, together with the applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the 2000 Plan. The description is qualified in its entirety by reference to the 2000 Plan, a copy of which is attached as APPENDIX A to this Proxy.

DESCRIPTION OF THE 2000 PLAN

    ADMINISTRATION OF THE 2000 PLAN

    If approved, the 2000 Plan will be administered, except to the extent the Board elects otherwise, by the Compensation Committee. Each member of the Compensation Committee will be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director," as defined under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), unless administration of the 2000 Plan by such is not then required in order to qualify for tax deductibility under Section 162(m) of the Code or exemptions under Rule 16b-3 of the Exchange Act respectively.

    If approved, the Compensation Committee will have full and final authority to administer the 2000 Plan in the manner that it determines, from time to time, is in the best interests of the Company. This includes the authority to select persons to participate in the 2000 Plan, grant Options under the 2000

Plan, construe and interpret the 2000 Plan and determine the type, number and other terms and conditions of, and all other matters relating to, Options. Nevertheless, in each fiscal year or 12 month period, as applicable, no Covered Employee (as defined below) may be granted an Option relating to more than 100,000 shares of the Company's Common Stock. No person may be granted an Option relative to more than the number of shares of Common Stock determined by applying the limitations set forth in SEC Regulation Section 230.701, if applicable.

    SECURITIES TO BE OFFERED

    If approved, the total number of shares of Common Stock reserved and available for delivery in connection with Options under the 2000 Plan will be 250,000. Shares of Common Stock subject to an Option under the Plan that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to a Participant (as defined below) will again be available for Options under the 2000 Plan, to the extent allowed by applicable law.

    The number and kind of shares of Common Stock to be delivered under the 2000 Plan may be subject to adjustment for stock splits, stock dividends, recapitalizations, mergers, and other changes affecting the capital stock of the Company.

    PERSONS WHO MAY PARTICIPATE IN THE 2000 PLAN

    If approved, all employees and officers of the Company or any of its subsidiaries as well as other persons who provide services to the Company or any of its subsidiaries including directors of the Company will be eligible, if chosen, to participate in the 2000 Plan ("Eligible Persons"). As of March 31, 2000 the Company and its Subsidiaries had approximately 1,067 employees and three non-employee directors and approximately ten other service providers who would be Eligible Persons if the 2000 Plan was approved as of such date. The Compensation Committee will have full and final authority to select Eligible Persons to receive Options under the 2000 Plan. Only Eligible Persons may be granted Options under the 2000 Plan, however, any person granted an Option under the 2000 Plan which remains outstanding, including a person who is no longer an Eligible Person, will be considered a participant under the 2000 Plan (a "Participant").

    DESCRIPTION OF OPTIONS

    TYPES OF OPTIONS. The types of Options that may be granted under the 2000 Plan include: (i) incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Code and (ii) stock options other than Incentive Stock Options ("Non-Qualified Stock Options").

    TERMS AND CONDITIONS OF OPTIONS. If the 2000 Plan is approved, Options may be granted on the terms and conditions set forth below. In addition, the Compensation Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter such additional terms and conditions as the Compensation Committee will determine, including certain performance conditions described below, terms requiring forfeiture of Options in the event of termination of employment of a Participant and terms permitting a Participant to make elections relating to his or her Option. The Compensation Committee will retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under the 2000 Plan; provided, however, that the Compensation Committee will not have any discretion to accelerate, waive or modify any term or condition of an Option that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the Option not to so qualify. Except in cases in which the Compensation Committee is authorized to require other forms of consideration under the 2000 Plan, no consideration other than services may be required for the grant (but not the exercise) of any Option.

    If the 2000 Plan is approved, the Compensation Committee will be authorized to grant Options. The exercise price per share of Stock purchasable under an Option will be determined by the Compensation Committee, provided that such exercise price will not be less than the fair market value of the Common Stock, as determined by the Compensation Committee ("Fair Market Value"), on the date of the Option's grant in the case of Incentive Stock Options. The Compensation Committee will determine the time or times at which or the circumstances under which an Option may be exercised. The Compensation Committee will also determine the methods by which the exercise price may be paid, the form of payment and the methods by or forms in which Common Stock will be delivered to Participant.

    The term of each Option will be for such period as may be determined by the Compensation Committee; provided that in no event will the term of any Option exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

    Options granted under the 2000 Plan may, in the discretion of the Compensation Committee, be granted either alone, or in addition to, or in exchange for, other Options or other rights to receive payment from the Company or certain affiliated entities. Such exchange Options may be granted at any time.

    PERFORMANCE CONDITIONS

    PERFORMANCE CONDITIONS IN GENERAL. Under the 2000 Plan, the right of a Participant to exercise or receive a grant of any Option, and the timing thereof, may be subject to performance conditions specified by the Compensation Committee (a "Performance Award"). The Compensation Committee may use any measures of performance it deems appropriate in establishing performance conditions, and may exercise its discretion, to the extent such discretion does not violate applicable law, to reduce or increase the amounts payable under any Performance Award based on such conditions. Further, if the Compensation Committee determines that a Participant is a "covered employee" under Section 162(m) of the Code or the regulations thereunder (a "Covered Employee") and the contemplated Performance Award should qualify as "performance-based compensation" under such section, then the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of one or more preestablished performance goals. For purposes of Section 162(m) of the Code, Covered Employees are the chief executive officer of a given corporation and the four highest compensated officers other than the chief executive officer.

    Performance goals will consist of one or more of the business criteria described below and targeted levels of performance with respect to each of such criteria, specified by the Compensation Committee. Performance goals will be objective, "substantially uncertain" and will otherwise meet the requirements of
Section 162(m) of the Code and regulations thereunder. Performance goals may vary among Participants or among Performance Awards to the same Participant.

    BUSINESS CRITERIA. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria), will be used by the Compensation Committee in establishing performance goals: (1) earnings per share; (2) increase in revenues or margin; (3) increase in cash flow; (4) revenue; (5) return on net assets; return on assets; return on investment; return on capital; return on equity; (6) operating profits in excess of cost of capital employed; (7) direct contribution; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization (EBITDA); pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items, operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification and/or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions, or divestitures; (12) total shareholder return; (13) debt reduction; and (14) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies ("Business Criteria").

    ESTABLISHMENT, AMOUNT AND ACHIEVEMENT OF PERFORMANCE GOALS;
POOLS. Achievement of performance goals will be measured over a performance period of up to ten years, as specified by the Compensation Committee. Performance goals will be established not later than 90 days after the beginning of any performance period applicable to such Options, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

    After each performance period, the Compensation Committee will determine the amount of any Performance Awards payable to each Participant. These amounts will be settled, in the Compensation Committee's discretion, by allowing a Covered Employee to exercise Options, or through the grant of additional Options. The Compensation Committee may, at its discretion, decrease the amount of Performance Awards but may not increase the amount of a Performance Award payable to a Covered Employee.

    All determinations by the Compensation Committee as to the establishment, amount and achievement of performance goals by Covered Employees will be made in writing and the Compensation Committee may not delegate any responsibility relating to such Performance Awards. The Compensation Committee will specify the circumstances under which Performance Awards will be paid or forfeited if a Participant is terminated before settlement.

    OTHER PROVISIONS OF THE 2000 PLAN

    CHANGE IN CONTROL. In the event of a Change in Control (defined below), unless otherwise provided in the Option agreement: (i) any Option that was not previously exercisable will become fully exercisable at the time of the Change in Control and remain so for the balance of the stated term of such award except to the extent required by an applicable law, regulation or rule; and (ii) all performance conditions will be deemed met if and to the extent so provided in the Option agreement relating to such Option.

    A Change of Control will be deemed to have occurred if: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, hereinafter an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act, hereinafter a "Beneficial Owner"), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) an Acquiring Person becomes the Beneficial Owner, directly or indirectly of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities and, during the two-year period commencing at the time such Acquiring Person becomes the Beneficial Owner of such securities, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; (iii) the Company's stockholders approve an agreement to merge or consolidate the Company with another corporation (other than a corporation 50% or more of which is controlled by, or is under common control with, the Company) and, during the period commencing six months before such approval and ending two years after such approval, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, and (iv) during any two year period, individuals who at the date on which the period commences constitute a majority of the Board cease to constitute a majority thereof as a result of one or more contested elections for positions on such Board.

    TRANSFERABILITY. Unless permitted by the Compensation Committee pursuant to the express terms of an Option agreement, Options will generally not be transferable other than by will or the laws of descent and distribution or to a named beneficiary.

    AMENDMENT AND TERMINATION. The Board may amend or terminate the 2000 Plan without the consent of stockholders or Participants, except that any amendment to the 2000 Plan will be subject to the approval of the Company's stockholders no later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. The Board may, in its discretion, submit other changes to the 2000 Plan to stockholders for approval. However, without the consent of an affected Participant, no Board or stockholder action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Option. The Compensation Committee may amend or terminate any Option provided that, and notwithstanding any other provisions described herein, without the consent of an affected Participant, no such Compensation Committee action may materially and adversely affect the rights of such Participant under such Option.

    SECTION 16(B) LIABILITY. It is the intent of the Company that the grant of any Options to or other transaction by a Participant who is subject to Section 16 of the Exchange Act will be exempt from such pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if a provision of the 2000 Plan or any Option agreement does not comply with the requirements of Rule 16b-3 of the Exchange Act, such provision will deemed amended to the extent necessary to conform to such so that the Participant avoids liability under Section 16(b) of the Exchange Act.

    NON-COMPETITION AGREEMENT. If the 2000 Plan is approved, the Compensation Committee may require, as a condition to the grant of any Option, that an Eligible Person agree in writing not to engage in conduct in direct competition with the Company and/or any of its subsidiaries for one year after the termination of such Eligible Person's employment with the Company and/or its subsidiaries.

    FEDERAL TAX CONSEQUENCES

    Set forth below is a summary of the federal income tax consequences to Participants in the 2000 Plan and to the Company as a result of the grant and exercise of Options under the 2000 Plan. This summary is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and Internal Revenue Service rulings in effect on the date hereof.

    NON-QUALIFIED STOCK OPTIONS; INCENTIVE STOCK OPTIONS. Participants will not realize taxable income upon the grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, a Participant will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the Stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of Stock received pursuant to the exercise of a Non-Qualified Stock Option that equals the fair market value of such shares on the date of exercise. Subject to the discussion under "TAX CODE LIMITATIONS ON DEDUCTIBILITY," the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

    Participants eligible to receive an Incentive Stock Option will not have taxable income upon the grant or exercise of such an Option.

    Upon exercise of an Incentive Stock Option the excess of the fair market value of the shares of Common Stock received ("ISO Stock") over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Stock Option would be allowed as a credit against the Participant's regular tax liability in a later year to the extent the Participant's regular tax liability is in excess of the alternative minimum tax for that year.

    Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the Incentive Stock Option), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a "disqualifying disposition"), the Participant will recognize ordinary compensation income in the year of the disqualifying disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Stock Option (or, if less, the amount realized in the case of an arm's length disqualifying disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the ISO stock on the exercise date.

    The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Stock Option, unless a Participant makes a disqualifying disposition of the ISO Stock. If a Participant makes a disqualifying disposition, the Company (or a subsidiary) will then, subject to the discussion below under "TAX CODE LIMITATIONS ON DEDUCTIBILITY," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

    Under current rulings, if a Participant transfers previously held shares of Stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Non-Qualified Stock Option or Incentive Stock Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Non-Qualified Stock Option or Incentive Stock Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an Non-Qualified Stock Option in the manner described above). Moreover, that number of shares of Stock received upon exercise which equals the number of shares of previously held Stock surrendered therefor in satisfaction of the Non-Qualified Stock Option or Incentive Stock Option exercise price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares of Stock surrendered in satisfaction of the Non-Qualified Stock Option or Incentive Stock Option exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above.

    TAX CODE LIMITATIONS ON DEDUCTIBILITY. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the 2000 Plan could also be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the 2000 Plan could be limited by Section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of the Company to $1 million with respect to any such officer during any taxable year of the Company. However, an exception applies to this limitation in the case of certain performance-based compensation. The 2000 Plan is intended to satisfy the requirements for the performance-based exception.

    NEW 2000 PLAN BENEFITS

    As of the Record Date, no Options have been granted under the 2000 Plan. The Options, if any, that will be made to eligible participants under the 2000 Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

    The closing price of the Common Stock as of the Record Date was $3.13 per share.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL OF THE PROPOSED 2000 PLAN

    To be approved by the stockholders, the 2000 Plan must receive the approval of stockholders holding at least a majority of the outstanding shares of Common Stock present at the Annual Meeting and entitled to vote on the 2000 Plan. The enclosed form of Proxy provides a means for stockholders to vote for the approval of the 2000 Plan. Each properly executed Proxy received in time for the Annual Meeting will be voted as specified therein. Abstentions and broker non-votes are tabulated separately, with abstentions being counted in tabulations of the votes cast on a proposal for purposes of determining whether a proposal has been approved and broker non-votes will not be counted as a vote cast with respect to that proposal. Because abstentions are counted as present and entitled to vote on the 2000 Plan, they will have the effect of votes AGAINST this Proposal. If a stockholder executes and returns a Proxy but does not specify otherwise, the shares represented by such stockholder's Proxy will be voted FOR the 2000 Plan.

    If the 2000 Plan is not approved by stockholders at the Annual Meeting, no Options will be granted under the 2000 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE ADOPTION OF THE 2000 STOCK OPTION PLAN, AND THE PROXY, UNLESS OTHERWISE INDICATED THEREON, WILL BE VOTED "FOR" THE PROPOSAL. BECAUSE THE 2000 PLAN WILL INCREASE THE NUMBER OF OPTIONS THAT MAY BE GRANTED TO ALL EXECUTIVE OFFICERS AND DIRECTORS OF HORIZON PHARMACIES, INC., EACH OF THE EXECUTIVE OFFICERS AND DIRECTORS OF HORIZON PHARMACIES, INC. HAS AN INTEREST IN, AND MAY BENEFIT FROM, THE ADOPTION OF THE 2000 PLAN.

                                 PROPOSAL THREE
            APPROVAL AND RATIFICATION OF THE HORIZON PHARMACIES INC.
                          EMPLOYEE STOCK PURCHASE PLAN

GENERAL

    The Board approved the Horizon Pharmacies, Inc. Employee Stock Purchase Plan (the "ESPP") effective July 1, 2000, subject to approval of the stockholders of Horizon Pharmacies, Inc. The ESPP provides eligible employees of the Company with an opportunity to purchase stock of the Company through payroll deductions.

    The following is a summary of the principle features of the proposed ESPP together with its applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the ESPP. The description is qualified in its entirety by reference to the ESPP, a copy of which is attached as APPENDIX B to this Proxy.

DESCRIPTION OF THE ESPP

    ADMINISTRATION OF THE ESPP

    If approved, the ESPP will be administered by a committee of the Company's officers (the "ESPP Committee") appointed by the Board of Directors to serve for such terms as are specified by the Board of Directors. All questions of interpretation of the ESPP will be determined by the ESPP Committee, whose decisions will be final and binding upon all participants.

    SECURITIES TO BE OFFERED

    If approved, the total number of shares of the Company's Common Stock which may be sold pursuant to options granted under the ESPP may not exceed 500,000 shares. The Common Stock sold pursuant to the ESPP may be shares originally issued by the Company, shares held by the Company in treasury, shares which have been reacquired by the Company or shares which have been bought on the market for the purposes of the ESPP. There will be no fees, commissions or other charges applicable to a purchase of Common Stock under the ESPP.

    The maximum number of shares placed under option to a participant under the ESPP in any Option Period (as defined below) will be the lesser of (i) 25,000 shares or (ii) or that number determined by dividing the amount of the participant's total payroll deductions during the Option Period (and any carryover amounts from the preceding Option Period and any cash payments made during a leave of absence) by the purchase price per share under the ESPP. Unless a participant withdraws from the ESPP, the participant's option for the purchase of shares will be exercised automatically at the end of each Option Period for the maximum number of whole shares at the applicable price. As soon as practicable following the end of each Option Period, the Company will cause to be delivered one or more certificates representing the aggregate number of whole shares of Common Stock issued upon exercise of options by all Eligible Employees (as defined below) under the ESPP during the Option Period. Any balance remaining in a participant's account following the exercise of the participant's option in an offering period will not be carried over to the next offering period except in the case where such balance is insufficient to purchase one share of Common Stock at the end of the Option Period.

    Notwithstanding the foregoing, no employee, otherwise eligible to participate in the ESPP, will be permitted to subscribe for shares of Common Stock under the ESPP if, immediately after the grant of the option, the employee would own five percent or more of the voting power or value of all classes of stock of the Company or its parent or subsidiaries (including stock which may be purchased under the ESPP or pursuant to any other options). Nor will any employee be granted an option which would permit the employee to buy pursuant to the ESPP and under all other employee stock purchase plans of the Company or its parent or subsidiary organizations more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

    EMPLOYEES WHO MAY PARTICIPATE IN THE ESPP

    If approved, any persons who have been continually employed by the Company (or any of its parent or subsidiary corporations within the meaning of Sections 424(e) and (f) of the Code, and including any predecessor entity ("Participating Company")) for at least six months (including any authorized leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2)) as of the applicable date of grant and who customarily are employed for at least 20 hours per week and at least five months per calendar year will be eligible to participate in the ESPP, subject to certain limitations imposed by
Section 423(b) of the Code ("Eligible Employees"). Eligible Employees may become participants in the ESPP by delivering to the Company an agreement authorizing payroll deductions before the first day of the Option Period. The ESPP Committee may approve the use of a voice response system through which eligible employees and the ESPP Committee may act under the ESPP, as an alternative to written forms, notices and elections.

    A participant may withdraw from the ESPP in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the ESPP. A participant may elect to withdraw from the ESPP at any time prior to 30 days before the date of exercise relating to a particular Option Period. A participant who withdraws from the ESPP will not be eligible to participate in the ESPP during the then current Option Period, but shall be eligible to participate again in the ESPP in a subsequent Option Period (provided that the participant is otherwise eligible to participate in the ESPP at the time and complies with the enrollment procedures).

    PURCHASE OF SECURITIES

    If approved, the purchase price per share at which shares of Common Stock will be sold under the ESPP will be the lower of 85% of the fair market value of the Common Stock on the first day of each Option Period (the "Date of Grant") and 85% of the fair market value of the Common Stock on the last day of each Option Period (the "Date of Exercise"). The fair market value of the Common Stock on a given date will be the closing price of the Common Stock on that date or if there is no trading on such date, the last reported sales price on the last business day before the date in question.

    The purchase price of the shares of Common Stock to be purchased under the ESPP will be accumulated by payroll deductions during each Option Period. Payroll deductions will commence as soon as administratively feasible following the first day of the Option Period and continue until terminated as provided in the ESPP. The deductions may not exceed 15% of a participant's eligible compensation, which is defined in the ESPP to generally include all wages, salaries, commissions, overtime and bonuses received during the Option Period (including employee contributions to a flexible benefits plan and a 401(k) plan). An employee may discontinue participation in the ESPP, but may not otherwise increase or decrease the rate of payroll deductions at any time during the Option Period. Upon a withdrawal, the Company will refund to the participant the accumulated payroll deductions credited to the participant's account, and the participant's payroll deductions and interest in unexercised options under the ESPP will terminate.

    OFFERING DATES

    Except as otherwise determined by the ESPP Committee, the ESPP will be implemented by two Option Periods each calendar year commencing on the first day of January and July of each year. The term of each Option Period will consist of six months, ending on June 30 or December 31, as the case may be. Each such six month period is referred to herein as an "Option Period."

    OTHER PROVISIONS OF THE ESPP

    CHANGE IN CONTROL. In the event that (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, hereinafter an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act, hereinafter a "Beneficial Owner"), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (ii) an Acquiring Person becomes the Beneficial Owner, directly or indirectly of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities and, during the two-year period commencing at the time such Acquiring Person becomes the Beneficial Owner of such securities, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, (iii) the Company's stockholders approve an agreement to merge or consolidate the Company with another corporation (other than a corporation 50% or more of which is controlled by, or is under common control with, the Company) and, during the period commencing six months before such approval and ending two years after such approval, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, or (iv) during any two year period, individuals who at the date on which the period commences constitute a majority of the Board cease to constitute a majority thereof as a result of one or more contested elections for positions on such Board, then the Committee will, at its option, either (x) substitute for the shares subject to the unexercised portions of such outstanding options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to the stockholders of the Company (or, as appropriate, in the case of an acquisition of the Company by another corporation, substitute the shares of the acquiring corporation for the shares of the Company), or (y) cancel all such options as of the effective date of any such transaction by giving notice to each option holder thereof or his personal representative of its intention to do so and by permitting the exercise of all such outstanding options, without regard to any other provisions of the ESPP, during the 30-day period immediately preceding such effective date, or (z) allow the options granted under the ESPP to remain outstanding without any modifications or amendments.

    TRANSFERABILITY. An option granted to a participant under the ESPP is not transferable other than by will or the laws of descent and distribution, and any participant's attempt to transfer or hypothecate such option may be treated by the Company as an election to withdraw from the ESPP. Each option shall be exercisable only by the participant to whom it is granted during such participant's lifetime.

    TERMINATION OF EMPLOYEE. If the employment of a participant terminates for any reason whatsoever such participant's participation in the ESPP automatically and without any act on such participant's part will terminate as of the date of termination of such employment. The Company will refund to such participant the amount of the cash balance in such participant's account under the ESPP, and thereupon such participant's interest in unexercised options under the ESPP will terminate.

    AMENDMENT OR TERMINATION OF THE ESPP. The Board may alter or amend the ESPP or any part thereof from time to time without the approval of the stockholders of the Company; provided that no change in any option theretofore granted may be made which would impair the rights of any participant without the written consent of such participant. In addition, no amendment may be made to the ESPP without prior approval of the stockholders of the Company if such amendment would materially increase the benefits accruing to participants under the ESPP, increase the number of shares of Common Stock that may be issued under the ESPP (other than as a result of certain anti-dilution provisions), change the class of individuals eligible to receive options under the ESPP, extend the term of the ESPP, cause options issued under the ESPP to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or otherwise modify the requirements as to eligibility for participation in the ESPP. The Board of Directors may terminate the ESPP at any time with respect to any shares for which options have not theretofore been granted.

    DURATION. If not sooner terminated by the Board, the ESPP will terminate on and no further options will be granted after July 1, 2005.

    FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is for general information only and is intended to summarize briefly the federal income tax consequences arising from participation in the ESPP. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a participant in the ESPP may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state or local tax consequences or the effect, if any, of gift, estate or inheritance taxes.

    The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under this provision, no income will be taxed to a participant at the time of grant of the option or purchase of the shares. The disposition of the shares, however, will result in some amount of ordinary income and capital gain to a participant. The amount of ordinary income versus capital gain a participant will recognize depends upon the satisfaction of a holding period.

    To satisfy the holding period, a participant must hold the shares purchased for a period of two years after the Date of Grant. If the holding period is met, a participant will generally recognize gain in an amount equal to the difference between the fair market value of the stock on the date of such disposition and the exercise price paid for the stock. Of this gain, generally, an amount equal to 15% of the fair market value of the stock on the Date of Grant will be treated as ordinary income, and the rest of the gain will be treated as long-term capital gain. If the holding period is not satisfied, a participant will recognize ordinary income in an amount equal to the difference between fair market value of the stock on the Date of Exercise and the exercise price and the rest of the gain will be treated as either long-term or short-term capital gain depending upon the length of time the shares are held.

    The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon a disposition of shares that do not satisfy the holding period.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL OF THE PROPOSED ESPP

    To be approved by the stockholders, the ESPP must receive the approval of stockholders holding at least a majority of the outstanding shares of Common Stock present at the Annual Meeting and entitled to vote on the ESPP. The enclosed form of Proxy provides a means for stockholders to vote for the approval of the ESPP. Each properly executed Proxy received in time for the meeting will be voted as specified therein. Abstentions and broker non-votes are tabulated separately, with abstentions being counted in tabulations of the votes cast on a proposal for purposes of determining whether a proposal has been approved and broker non-votes will not be counted as a vote cast with respect to that proposal. Because abstentions are counted as present and entitled to vote on the ESPP, they will have the effect of votes AGAINST this Proposal. If a stockholder executes and returns a Proxy but does not specify otherwise, the shares represented by such stockholder's Proxy will be voted FOR the ESPP Plan.

    If the ESPP is not approved by stockholders at the Annual Meeting, no securities will be purchased under the ESPP.

    THE BOARD OF DIRECTORS OF HORIZON PHARMACIES, INC. RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE ESPP, AND THE PROXY, UNLESS OTHERWISE INDICATED THEREON, WILL BE VOTED "FOR" THE PROPOSAL. BECAUSE THE ESPP MAY INCREASE THE NUMBER OF SECURITIES THAT MAY BE PURCHASED BY CERTAIN EXECUTIVE OFFICERS AND DIRECTORS THAT ARE EMPLOYEES OF HORIZON PHARMACIES, INC., SUCH EXECUTIVE OFFICERS AND DIRECTORS OF HORIZON PHARMACIES, INC. HAVE AN INTEREST IN, AND MAY BENEFIT FROM, THE ADOPTION OF THE ESPP.

                                 PROPOSAL FOUR
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has re-appointed Ernst & Young LLP, independent auditors, to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2000. Ernst & Young LLP has served as the Company's independent auditors since 1997. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and to respond to appropriate questions from stockholders.

    If the appointment of Ernst & Young LLP as the Company's independent auditors is not ratified at the Annual Meeting, the Board of Directors will consider the appointment of other independent auditors. The Board of Directors may terminate the appointment of Ernst & Young LLP as independent auditors without the approval of the Company's stockholders whenever the Board of Directors deems termination necessary or appropriate.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE RE-APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000, AND THE PROXY, UNLESS OTHERWISE INDICATED THEREON, WILL BE VOTED FOR THE PROPOSAL.

                           ANNUAL REPORT ON FORM 10-K

    WE WILL PROVIDE, WITHOUT CHARGE, TO EACH STOCKHOLDER SOLICITED TO VOTE AT THE ANNUAL MEETING, ON THE WRITTEN REQUEST OF SUCH STOCKHOLDER, A COPY OF HORIZON'S ANNUAL REPORT ON FORM 10-K, AS AMENDED FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. EACH WRITTEN REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING. STOCKHOLDERS SHOULD DIRECT THE WRITTEN REQUEST TO THE COMPANY'S SECRETARY, CHARLIE K. HERR, 531 W. MAIN ST., DENISON, TX 75020.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                          By Order of the Board of Directors,
                                          Charlie K. Herr
                                          SECRETARY

Dated: May 15, 2000

                                   APPENDIX A
                HORIZON PHARMACIES, INC. 2000 STOCK OPTION PLAN

                               TABLE OF CONTENTS

1.                      Purpose.....................................................      3

2.                      Definitions.................................................      3

3.                      Administration..............................................      4
                        (a) Authority of the Committee..............................      4
                        (b) Manner of Exercise of Committee Authority...............      5
                        (c) Limitation of Liability.................................      5

4.                      Stock Subject to Plan.......................................      5
                        (a) Overall Number of Shares Available for Delivery.........      5
                        (b) Application of Limitation to Grants of Options..........      6
                        (c) Availability of Shares Not Delivered under Options......      6
                        (d) Stock Offered...........................................      6

5.                      Eligibility; Per Person Option Limitations..................      6

6.                      Specific Terms of Options...................................      6
                        (a) General.................................................      6
                        (b) Options.................................................      7

7.                      Certain Provisions Applicable to Options....................      7
                        (a) Stand-Alone, Additional and Substitute Options..........      7
                        (b) Term of Options.........................................      7
                        (c) Form and Timing of Payment under Options; Deferrals.....      7
                        (d) Exemptions from Section 16(b) Liability.................      8
                        (e) Non-Competition Agreement...............................      8

8.                      Performance Awards..........................................      8
                        (a) Performance Conditions..................................      8
                        (b) Performance Awards Granted to Designated Covered
                        Employees...................................................      8
                        (c) Written Determinations..................................      9
                        (d) Status of Section 8(b) Performance Awards under Code
                        Section 162(m)..............................................      9

9.                      Recapitalization or Reorganization..........................      9
                        (a) Existence of Plans and Options..........................      9
                        (b) Subdivision of Consolidation of Shares..................      9
                        (c) Corporate Restructuring.................................      9
                        (d) Additional Issuances....................................     11

10.                     General Provisions..........................................     11
                        (a) Restricted Securities...................................     11
                        (b) Limits on Transferability; Beneficiaries................     11
                        (c) Taxes...................................................     12
                        (d) Changes to the Plan and Options.........................     12
                        (e) Limitation on Rights Conferred under Plan...............     12
                        (f) Unfunded Status of Options..............................     12
                        (g) Nonexclusivity of the Plan..............................     12
                        (h) Fractional Shares.......................................     12
                        (i) Governing Law...........................................     13
                        (j) Other Laws..............................................     13
                        (k) Plan Effective Date and Shareholder Approval............     13

                            HORIZON PHARMACIES, INC.
                             2000 STOCK OPTION PLAN
                             EFFECTIVE JULY 1, 2000

    1. PURPOSE. The purpose of the HORIZON Pharmacies, Inc. 2000 Stock Option Plan (the "Plan") is to provide a means through which HORIZON Pharmacies, Inc. (the "Company"), and its subsidiaries may attract and retain able persons as the employees of the Company and to provide a means whereby those employees upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the Plan is to provide such employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options and options which do not constitute Incentive Stock Options, as is best suited to the circumstances of the particular employee as provided herein.

    2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

        (a) "Acquiring Person" means Acquiring Person as defined in Section 9 of the Plan.

        (b) "Beneficiary" means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Options or other rights are transferred if and to the extent permitted under
    Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or entities entitled by will or the laws of descent and distribution to receive such benefits.

        (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

        (d) "Board" means the Company's Board of Directors.

        (e) "Change in Control" means Change in Control as defined in Section 9 of the Plan.

        (f) "Change in Control Price" means the amount calculated in accordance with Section 9 of the Plan.

        (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

        (h) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and
    (ii) an "outside director" as defined under Code Section 162(m), unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Code Section 162(m).

        (i) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(d) of the Plan.

        (j) "Effective Date" means July 1, 2000.

        (k) "Eligible Person" means each Executive Officer and other officers and employees of the Company or of any subsidiary, and other persons who provide services to the Company or any of its subsidiaries including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

        (m) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

        (n) "Fair Market Value" of a share of Stock on a given day means, if the Stock is listed on an established exchange or exchanges, the closing sales price of a share of Stock as reported on such stock exchange or exchanges if such date is a business day and if such date is not a business day the preceding business day; or if not so reported, the average of the bid and asked prices, as reported on the National Association of Securities Dealers Automated Quotation System if such date is a business day and if such date is not a business day the preceding business day. If the price of a share of Stock is not so quoted, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

        (o) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code
    Section 422 or any successor provision thereto.

        (p) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock at a specified price during specified time periods.

        (q) "Participant" means a person who has been granted an Option under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

        (r) "Performance Award" means a right, granted to a Participant under
    Section 8 hereof, to receive Options based upon performance criteria specified by the Committee.

        (s) "Person" shall have the meaning ascribed to such term in
    Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

        (t) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1.162-27 under Code
    Section 162(m).

        (u) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

        (v) "Stock" means the Company's Common Stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9.

    3.  ADMINISTRATION.

        (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the "Committee" shall be deemed to include references to the "Board." The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Options, determine the type, number and other terms and conditions of, and all other matters relating to, Options, prescribe Option agreements

    (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Option agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

        (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Option granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, or relating to an Option intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Options granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Options intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

        (c) LIMITATION OF LIABILITY. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

    4.  STOCK SUBJECT TO PLAN.

        (a) OVERALL NUMBER OF SHARES AVAILABLE FOR DELIVERY. Subject to adjustment in a manner consistent with any adjustment made pursuant to
    Section 9, the total number of shares of Stock reserved and available for delivery in connection with Options under the Plan shall not exceed 250,000 shares. Notwithstanding the foregoing, the total number of shares available for delivery in connection with Options under the Plan in any given 12-month period shall not exceed the limitations set forth in SEC Reg. "230.701 if applicable.

        (b) APPLICATION OF LIMITATION TO GRANTS OF OPTIONS. No Option may be granted if the number of shares of Stock to be delivered in connection with such Option exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of then-outstanding Options. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Option.

        (c) AVAILABILITY OF SHARES NOT DELIVERED UNDER OPTIONS. Shares of Stock subject to an Option under the Plan that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Option or taxes relating to Options and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Option or taxes relating to any Option will again be available for Options under the Plan, except that if any such shares could not again be available for Options to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Options to Participants who are not subject to such limitation.

        (d) STOCK OFFERED. The Stock to be offered pursuant to the grant of an Option may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company. The Stock to be offered and sold pursuant to the grant of an Option may, if determined by the Committee to be required pursuant to applicable securities laws, bear the following legend:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AND DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS."

    5. ELIGIBILITY; PER PERSON OPTION LIMITATIONS. Options may be granted under the Plan only to Eligible Persons. In each fiscal year or 12 month period, as applicable during any part of which the Plan is in effect, an Eligible Person who is also a Covered Employee may not be granted Options relating to more than the lesser of (a) 100,000 shares of Stock or (b) the number of shares of Stock determined applying the limitations set forth in SEC Reg. "230.701, as applicable, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, under each of Sections 6(b) and 8(b).

    6.  SPECIFIC TERMS OF OPTIONS.

        (a) GENERAL. Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 10(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Option. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Option that is intended to qualify as "performance-based compensation" for purposes of Code
    Section 162(m) if such discretion would cause the Option not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Option.

        (b) OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions:

           (i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee.

           (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Options or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

           (iii) ISOS. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of the Plan or the approval of the Plan by the Company's shareholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation within the meaning of Code Section 424(e) and (f) subject to any other incentive stock option (within the meaning of Code Section 422) of the Company or a parent or subsidiary corporation within the meaning of Code
       Section 424(e) and (f) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under Code
       Section 422 or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock option is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

    7.  CERTAIN PROVISIONS APPLICABLE TO OPTIONS.

        (a) STAND-ALONE, ADDITIONAL AND SUBSTITUTE OPTIONS. Options granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in substitution or exchange for, any other Option or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional and substitute or exchange Options may be granted at any time. If an Option is granted in substitution or exchange for another Option or award, the Committee shall require the surrender of such other award in consideration for the grant of the new Option.

        (b) TERM OF OPTIONS. The term of each Option shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

        (c) FORM AND TIMING OF PAYMENT UNDER OPTIONS; DEFERRALS. Subject to the terms of the Plan and any applicable Option agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Options or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Option may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(d) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Option not provided for in the original Option agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute an "employee benefit plan" for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

        (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. It is the intent of the Company that the grant of any Options to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Option agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

        (e) NON-COMPETITION AGREEMENT. Each Participant to whom an Option is granted under the Plan, who has not already done so at the time of such grant, may be required to agree in writing as a condition to the granting of such Option not to engage in conduct in direct competition with the Company or any of its subsidiaries for a period after the termination of such Participant's employment with the Company and its subsidiaries.

    8.  PERFORMANCE AWARDS.

        (a) PERFORMANCE CONDITIONS. The right of a Participant to exercise or receive a grant of any Option, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Option subject to performance conditions, except as limited under
    Section 8(b) hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

        (b) PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code
    Section 162(m), the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

           (i) PERFORMANCE GOALS GENERALLY. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this
       Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant or exercise of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

           (ii) BUSINESS CRITERIA. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Options: (A) earnings per share; (B) increase in revenues or margin; (C) increase in cash flow; (D) increase in cash flow return; (E) revenue; (F) return on net assets; return on assets; return on investment; return on capital; or return on equity;
       (G) operating profits in excess of cost of capital employed; (H) direct contribution; (I) net income; pretax earnings; pretax earnings before interest, depreciation and amortization (EBITDA); pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating income; or income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (J) working capital; (K) management of fixed costs or variable costs; (L) identification and/or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestures; (M) total shareholder return; (N) debt reduction; and (O) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

           (iii)  PERFORMANCE PERIOD; TIMING FOR ESTABLISHING PERFORMANCE
       GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
       Section 162(m).

           (iv) PERFORMANCE AWARD POOL. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with
       Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

           (v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Options or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance

       Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

        (c) WRITTEN DETERMINATIONS. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b) shall be made in writing in the case of any Option intended to qualify under Code
    Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards.

        (d)  STATUS OF SECTION 8(B) PERFORMANCE AWARDS UNDER CODE
    SECTION 162(M). It is the intent of the Company that Performance Awards under Section 8(b) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code
    Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code
    Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(a), (b) and (c), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or of any agreements relating to Performance Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

    9.  RECAPITALIZATION OR REORGANIZATION.

        (a) EXISTENCE OF PLANS AND OPTIONS. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

        (b) SUBDIVISION OF CONSOLIDATION OF SHARES. The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

        (c) CORPORATE RESTRUCTURING. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option. If (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, hereinafter an "Acquiring Person") becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) an Acquiring Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities and, during the two-year period commencing at the time such Acquiring Person becomes the Beneficial Owner of such securities, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof;
    (iii) the Company's stockholders approve an agreement to merge or consolidate the Company with another corporation (other than a corporation 50% or more of which is controlled by, or is under common control with, the Company) and, during the period commencing six months before such approval and ending two years after such approval, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; or (iv) during any two year period, individuals who at the date on which the period commences constitute a majority of the Board cease to constitute a majority thereof as a result of one or more contested elections for positions on such Board (each such event is referred to herein as a "Change in Control"), then, unless otherwise provided in the Option agreement, (x) any Option granted under the Plan and outstanding at such time will become fully and immediately exercisable and will remain exercisable until its expiration or termination as provided in the Plan, and
    (y) all performance conditions will be deemed met if and to the extent so provided in the Option agreement relating to such Option.

        (d) ADDITIONAL ISSUANCES. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share, if applicable.

    10.  GENERAL PROVISIONS.

        (a) RESTRICTED SECURITIES. The Stock to be issued under the Plan, which is issued in reliance on the exemption from registration set forth in SEC Reg. "230.701, shall be deemed to be "restricted securities" as defined in SEC Reg. "230.144 and shall bear the legend identified in Section 4. Resales of such Stock by the holder thereof shall be in compliance with the Securities Act of 1933 or an exemption therefrom.

        (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Option or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Options or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options and other rights (other than ISOs) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Option agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

        (c) TAXES. The Company and any subsidiary is authorized to withhold from any Option granted, any payment relating to an Option under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Option and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

        (d) CHANGES TO THE PLAN AND OPTIONS. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Options under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Option. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Option theretofore granted and any Option agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Option.

        (e) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary,
    (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Option under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Option.

        (f) UNFUNDED STATUS OF OPTIONS. The Plan is intended to constitute an "unfunded" plan.

        (g) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m). Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

        (h) FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        (i) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Option agreement shall be determined in accordance with the laws of the State of Delaware.

        (j) OTHER LAWS. The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. In this connection, until such time as the Company is subject to the reporting requirements of Section 13 and 15(d) of Exchange Act, the Company is and intends to rely on the exemption from registration provided in SEC Reg. "230.701.

        (k) PLAN EFFECTIVE DATE AND SHAREHOLDER APPROVAL. The Plan has been adopted by the Board effective July 1, 2000, subject to approval by the shareholders of the Company.

                                   APPENDIX B
             HORIZON PHARMACIES, INC. EMPLOYEE STOCK PURCHASE PLAN

                            HORIZON PHARMACIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

    1. PURPOSE. The purpose of the HORIZON Pharmacies, Inc. Employee Stock Purchase Plan (the "Plan") is to provide eligible employees with an incentive to advance the interests of HORIZON Pharmacies, Inc. (the "Company") by affording an opportunity to purchase stock of the Company at a favorable price.

    2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the "Committee") as appointed by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Committee shall interpret and construe the Plan and all options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan, including the determination of eligibility to participate in the Plan and limitations on the number of shares subject to a participant's option under the Plan, and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall, in its sole discretion exercised in good faith, make such decisions or determinations and take such actions as it deems appropriate, and all such decisions, determinations and actions taken or made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan. The Committee may approve the use of a voice response system through which Eligible Employees and the Committee may act under the Plan, as an alternative to written forms, notices and elections.

    3. PARTICIPATING COMPANIES. Each present and future parent or subsidiary corporation of the Company (within the meaning of Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code")) that is eligible by law to participate in the Plan shall be a "Participating Company" during the period that such corporation is such a parent or subsidiary corporation; provided, however, that the Committee may at any time and from time to time, in its sole discretion, prevent or terminate a Participating Company's Plan participation. Any Participating Company may, by appropriate action of its Board of Directors, prevent or terminate its participation in the Plan. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder.

    4. ELIGIBILITY. All employees of the Company and the Participating Companies who have been continually employed by the Company or any Participating Company (including any predecessor entity) for at least 6 months (including any authorized leave of absence meeting the requirements of Treasury Regulation
Section 1.421-7(h)(2)) as of the applicable Date of Grant (as defined in subparagraph 6(a)) and who are customarily employed at least 20 hours per week and at least 5 months per year shall be eligible to participate in the Plan; provided, however, that no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (within the meaning of Sections 423(b)(3) and 424(d) of the Code) ("Eligible Employee").

    5. STOCK SUBJECT TO THE PLAN. Subject to the provisions of paragraph 12 (relating to adjustment upon changes in stock), the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed 500,000 shares of the authorized $.01 par value common stock of the Company ("Stock"), which shares may be unissued shares or reacquired shares or shares bought on the market for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

    6. GRANT OF OPTIONS. (a) GENERAL STATEMENT; "DATE OF GRANT;" "OPTION PERIOD;" "DATE OF EXERCISE." Upon the effective date of the Plan, as provided in paragraph 14, and continuing while the Plan remains in force, the Company shall offer options under the Plan to all Eligible Employees to purchase shares of Stock. Except as otherwise determined by the Committee and except as provided below, these options shall be granted on the first day of January and July of each year (each of which dates is herein referred to as a "Date of Grant"). The term of each option, except as provided below, shall be for a period of 6 months, ending on June 30 or December 31, as the case may be (each such 6-month period is herein referred to as an "Option Period"), which shall begin on a Date of Grant. The last day of each Option Period is herein referred to as a "Date of Exercise." The term of the first Option Period shall begin on the effective date of the Plan, as provided in paragraph 14, and shall end on the earlier of the following June 30 or December 31. The first day of the first Option Period shall be a Date of Grant and the last day of such Option Period shall be a Date of Exercise. The number of shares subject to each option shall be the quotient of the sum of the payroll deductions withheld on behalf of each participant in accordance with subparagraph 6(b) and the payments made by such participant pursuant to subparagraph 6(f) during the Option Period and any amount carried forward from the preceding Option Period pursuant to subparagraph 7(a), divided by the "Option Price" (as defined in subparagraph 7(b)) of the Stock, excluding all fractions; provided, however, that the maximum number of shares that may be subject to any option may not exceed 25,000 shares (subject to adjustment as provided in paragraph 12).

    (b) ELECTION TO PARTICIPATE; DEDUCTION AUTHORIZATION. Except as provided in subparagraph 6(f), an Eligible Employee may participate in the Plan only by means of payroll deduction. Except as provided in subparagraph 6(g), each Eligible Employee who elects to participate in the Plan shall deliver to the Company, within the time period prescribed by the Committee, a written payroll deduction authorization on a form prepared by the Committee whereby he gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby he designates an integral percentage or specific amount (as determined by the Committee) of his "Eligible Compensation" (as defined in subparagraph 6(d)) to be deducted from his compensation for each pay period and credited to a book entry account established in his name. The designated percentage or specific amount may not result in a deduction during any payroll period of an amount less than $20.00. The designated percentage or specific amount may not exceed either of the following: (i) 15% of the amount of Eligible Compensation from which the deduction is made; or (ii) an amount which will result in noncompliance with the limitations stated in subparagraphs 6(a) or 6(e).

    (c) CHANGES IN PAYROLL AUTHORIZATION. Except as provided in subparagraph 8(a), the payroll deduction authorization referred to in subparagraph 6(b) may not be changed during the Option Period.

    (d) "ELIGIBLE COMPENSATION" DEFINED. The term "Eligible Compensation" means the gross (before taxes are withheld) total of all wages, salaries, commissions, overtime and bonuses received during the Option Period, except that such term shall include elective contributions made on an employee's behalf by the Company or a Participating Company that are not includable in income under
Section 125 or Section 402(e)(3) of the Code. Notwithstanding the foregoing, "Eligible Compensation" shall not include (i) employer contributions to or payments from any deferred compensation program, whether such program is qualified under Section 401(a) of the Code (other than amounts considered as employer contributions under Section 402(e)(3) of the Code) or nonqualified,
(ii) amounts realized from the receipt or exercise of a stock option that is not an incentive stock option within the meaning of Section 422 of the Code, (iii) amounts realized at the time property described in Section 83 of the Code is freely transferable or no longer subject to a substantial risk of forfeiture,
(iv) amounts realized
as a result of an election described in Section 83(b) of the Code, and (v) any amount realized as a result of a disqualifying disposition within the meaning of
Section 421(b) of the Code.

    (e) $25,000 LIMITATION. No Eligible Employee shall be granted an option under the Plan to the extent such grant would permit his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations (as such terms are defined in Section 424(e) and (f) of the Code) to accrue at a rate which exceeds $25,000 of Fair Market Value of Stock (as defined in subparagraph 7(b)), determined at the time the option is granted, for each calendar year in which any such option granted to such employee is outstanding at any time (within the meaning of Section 423(b)(8) of the Code).

    (f) LEAVES OF ABSENCE. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a participant's elected payroll deductions shall continue. If a participant takes an unpaid leave of absence, then such participant may not make additional contributions under the Plan while on unpaid leave of absence, and the participant's payroll deductions for the applicable Option Period shall remain subject to the Plan and used to exercise options on the next following Date of Exercise.

    (g) CONTINUING ELECTION. A participant (i) who has elected to participate in the Plan pursuant to subparagraph 6(b) as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant, shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Date(s) of Grant as was in effect for the Date of Grant for which he made such election to participate. A participant who wants to discontinue participation in the Plan for a subsequent Option Period shall deliver to the Company a notice of withdrawal, on a form prepared by the Committee, at least 30 days prior to the beginning of the Option Period.

    7. EXERCISE OF OPTIONS. (a) GENERAL STATEMENT. Each Eligible Employee who is a participant in the Plan, automatically and without any act on his part, shall be deemed to have exercised his option on each Date of Exercise to the extent that the cash balance then in his account under the Plan is sufficient to purchase at the "Option Price" (as defined in subparagraph 7(b)) whole shares of Stock. Any balance remaining in his account after payment of the purchase price of those whole shares, to the extent the balance is insufficient to purchase a whole share, shall be carried forward and used towards the purchase of whole shares in the next following Option Period. To the extent the balance remaining in his account after the payment of the purchase price exceeds the value of a share at such time the entire remaining balance shall be returned to the participant.

    (b) "OPTION PRICE" DEFINED. The Option Price per share of Stock to be paid by each optionee on each exercise of his option shall be an amount equal to the lesser of 85% of the Fair Market Value of the Stock on the Date of Exercise or on the Date of Grant. For all purposes under the Plan, the "Fair Market Value" of a share of Stock on a given day means, if the Stock is listed on an established exchange or exchanges, the closing sales price of a share of Stock as reported on such exchange or exchanges on the day in question or the last such business day if the day in question is not a business day; or if not so reported, the average of the bid and asked prices, as reported on the National Association of Securities Dealers Automated Quotation System on the day in question or the last such business day if the day in question is not a business day. If the price of a share of Stock is not so quoted, the Fair Market Value shall be determined by the Committee taking into account all relevant facts and circumstances.

    (c) DELIVERY OF SHARE CERTIFICATES. As soon as practicable after each Date of Exercise, the Company shall issue one or more certificates representing the total number of whole shares of Stock respecting exercised options in the aggregate of all of the Eligible Employees hereunder. Any such certificate shall be held by the Company (or its agent) and may be held in street name. If the Company issues a certificate representing the shares of more than one Eligible Employee, the Company shall keep accurate records of the beneficial interests of each Eligible Employee in each such certificate by means of a Company stock account. Each Eligible Employee shall be provided with such periodic statements as may be directed by the Committee reflecting all activity in any such Company stock account. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any participant in the Plan except to return to him the amount of the balance in his account. A participant may, on the form prescribed by the Committee, request the Company to deliver to such participant a certificate issued in his name representing all or a part of the aggregate whole number of shares of Stock then held by the Company on his behalf under the Plan. Further, upon the termination of an participant's employment with the Company and its parent or subsidiary corporations for any reason whatsoever, the Company shall deliver to such employee a certificate issued in his name representing the aggregate whole number of shares of Stock then held by the Company on his behalf under the Plan. While shares of Stock are held by the Company (or its agent), such shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by the employee who has purchased such shares; provided, however, that such restriction shall not apply to the transfer of such shares of Stock pursuant to (i) a plan of reorganization of the Company, but the stock, securities or other property received in exchange therefor shall be held by the Company pursuant to the provisions hereof or (ii) a divorce. The Committee may cause the Stock certificates issued in connection with the exercise of options under the Plan to bear such legend or legends, and the Committee may take such other actions, as it deems appropriate in order to reflect the provisions of this subparagraph 7(c) and to assure compliance with applicable securities laws. Neither the Company nor the Committee shall have any liability with respect to a delay in the delivery of a Stock certificate pursuant to this subparagraph 7(c).

    8. WITHDRAWAL FROM THE PLAN. (a) GENERAL STATEMENT. Any participant may withdraw in whole from the Plan at any time prior to 30 days before the Date of Exercise relating to a particular Option Period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal on a form prepared by the Committee. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of the cash balance in his account under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

    (b) ELIGIBILITY FOLLOWING WITHDRAWAL. A participant who withdraws from the Plan shall not be eligible to participate in the Plan during the then current Option Period, but shall be eligible to participate again in the Plan in a subsequent Option Period (provided that he is otherwise eligible to participate in the Plan at such time and complies with the enrollment procedures).

    9. TERMINATION OF EMPLOYMENT. If the employment of a participant terminates for any reason whatsoever (including death), his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment. The Company shall refund to him the amount of the cash balance in his account under the Plan, and thereupon his interest in unexercised options under the Plan shall terminate.

    10. RESTRICTION UPON ASSIGNMENT OF OPTION. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option, and any such attempt may be treated by the Company as an election to withdraw from the Plan.

    11. NO RIGHTS OF STOCKHOLDER UNTIL CERTIFICATE ISSUES. With respect to shares of Stock subject to an option, a participant shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder. A participant shall have the rights and privileges of a stockholder upon, but not until, a certificate for shares has been issued following exercise of his option. With respect to a participant's Stock held by the Company (or its agent) pursuant to subparagraph 7(c), the Company shall, as soon as practicable, pay the participant any cash dividends attributable thereto and facilitate the participant's voting rights attributable thereto.

    12. CHANGES IN STOCK; ADJUSTMENTS. Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combinations, reclassification of shares, or other similar change, appropriate action will be taken by the Committee to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and Option Price of shares subject to options outstanding under the Plan.

    Upon the occurrence of a Change in Control, the Committee may, at its option and in its sole discretion, either (a) substitute for the shares subject to the unexercised portions of such outstanding options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to the stockholders of the Company (or, as appropriate, in the case of an acquisition of the Company by another corporation, substitute the shares of the acquiring corporation for the shares of the Company), (b) cancel all such options as of the effective date of any such transaction by giving notice to each option holder thereof or his personal representative of its intention to do so and by permitting the exercise of all such outstanding options, without regard to any other provision of the Plan, during the 30-day period immediately preceding such effective date, or (c) allow the options granted under the Plan to remain outstanding without any modifications or amendments.

    "Change in Control" means the occurrence of any of the following events:

    (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), hereinafter an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act, hereinafter a "Beneficial Owner"), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

    (ii) an Acquiring Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities and, during the two-year period commencing at the time such Acquiring Person becomes the Beneficial Owner of such securities, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof;

    (iii) the Company's stockholders approve an agreement to merge or consolidate the Company with another corporation (other than a corporation 50% or more of which is controlled by, or is under common control with, the Company) and, during the period commencing six months before such approval and ending two years after such approval, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof; or

    (iv) during any two year period, individuals who at the date on which the period commences constitute a majority of the Board cease to constitute a majority thereof as a result of one or more contested elections for positions on such Board.

    13. USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant or credited to his account under the Plan.

    14. TERM OF THE PLAN. The Plan shall be effective as of July 1, 2000; provided that the Plan is approved by the stockholders of the Company within 12 months of the date of adoption by the Board. Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such stockholder approval, and, if the stockholders of the Company do not approve the Plan within 12 months after its adoption by the Board, then the Plan shall automatically terminate. If not sooner terminated by the Board, as provided in paragraph 15, the Plan will terminate and no further options will be granted after July 1, 2005.

    15. AMENDMENT OR TERMINATION THE PLAN. The Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted. The Board and Committee shall have the right to alter or amend the Plan or any part thereof from time to time without the approval of the stockholders of the Company; provided, that no change in any option theretofore granted may be made which would impair the rights of the participant without the consent of such participant; and provided, further, that the Board and Committee may not make any alteration or amendment which would increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan (other than as a result of the anti-dilution provisions of the Plan), change the class of individuals eligible to receive options under the Plan, or cause options issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code without the approval of the stockholders of the Company.

    16. SECURITIES LAWS. The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the shares covered by such option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. Further, all Stock acquired pursuant to the Plan shall be subject to the Company's policy or policies, if any, concerning compliance with securities laws and regulations, as the same may be amended from time to time.

    17. NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.